MANAGED PORTFOLIO SERIES
Coho Relative Value Equity Fund
Coho Relative Value ESG Fund
(the “Funds”)

Supplement dated September 15, 2023 to the
Prospectus and Statement of Additional Information (“SAI”)
for the Funds each dated November 28, 2022

Effective September 15, 2023, Quasar Distributors, LLC will replace Compass Distributors, LLC as the Funds’ principal underwriter. Accordingly, as of September 15, 2023, all references in the Prospectus and SAI to “Compass Distributors, LLC” as the Funds’ principal underwriter are hereby deleted and replaced with references to “Quasar Distributors, LLC” and all references to the Funds’ “distributor” or “underwriter” are deemed to be references to Quasar Distributors, LLC. The address of Quasar Distributors, LLC is 111 E Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

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Please read this Supplement carefully and keep for future reference.